COHEN & STEERS REAL ESTATE SECURITIES FUND, INC.

CLASS A (CSEIX), CLASS C (CSCIX), CLASS F (CREFX), CLASS I (CSDIX),

CLASS R (CIRRX) AND CLASS Z (CSZIX) SHARES

Supplement dated October 28, 2020 to

Summary Prospectus dated May 1, 2020

Prospectus dated May 1, 2020, as supplemented on August 13, 2020

Statement of Additional Information dated September 1, 2020

Thomas Bohjalian, Executive Vice President and Head of the U.S. Real Estate investment team of Cohen & Steers Capital Management, Inc. (the “Advisor”), has announced his intention to retire from the Advisor on June 30, 2021. Effective May 1, 2021, Thomas Bohjalian will no longer serve as a portfolio manager to Cohen & Steers Real Estate Securities Fund, Inc. (the “Fund”).

In addition, effective November 30, 2020, Mathew Kirschner will be added as a portfolio manager of the Fund. As of September 30, 2020, Mathew Kirschner did not beneficially own any equity securities of the Fund.

Accordingly, the section titled “Investment Management—Portfolio Managers” of the Fund’s Summary Prospectus and Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Thomas Bohjalian—Executive Vice President of the Advisor. Mr. Bohjalian has been a portfolio manager of the Fund since 2006.

Jason Yablon—Senior Vice President of the Advisor. Mr. Yablon has been a portfolio manager of the Fund since 2013.

Mathew Kirschner—Senior Vice President of the Advisor. Mr. Kirschner has been a portfolio manager of the Fund since 2020.

In addition, the section titled “Management of the Fund—Portfolio Managers” of the Fund’s Prospectus is hereby replaced in its entirety with the following:

The Fund’s portfolio managers are:

Thomas Bohjalian—Mr. Bohjalian joined the Advisor in 2002 and currently serves as Executive Vice President of the Advisor, and Head of the U.S. Real Estate investment team. Mr. Bohjalian is a Chartered Financial Analyst charterholder. He is based in New York.

Jason Yablon—Mr. Yablon joined the Advisor in 2004 and currently serves as Senior Vice President of the Advisor, and is a senior member of the U.S. Real Estate investment team. He is based in New York.

Mathew Kirschner—Mr. Kirschner joined the Advisor in 2004 and currently serves as Senior Vice President of the Advisor and a member of the U.S. real estate investment team. Mr. Kirschner is a Chartered Financial Analyst charterholder. He is based in New York.

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The Advisor utilizes a team-based approach in managing the Fund. Messrs. Bohjalian, Yablon and Kirschner direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team.

The SAI contains additional information about the portfolio managers’ compensation, other accounts they manage, and their ownership of securities in the Fund.

In addition, the “Accounts Managed” table of the section titled “Investment Advisory and Other Services—Portfolio Managers” of the Fund’s Statement of Additional Information is hereby revised with respect to the Fund as follows:

	Number of Other Accounts Managed and Assets ($mm) by Account Type
	Registered Investment Companies		Other Pooled Vehicles		Other Accounts
	Number of Accounts	Total Assets	Number of Accounts	Total Assets	Number of Accounts	Total Assets
Real Estate Security Fund*
Thomas Bohjalian	7	$13,584	17	$9,466	19	$3,311	(1)
Jason Yablon	6	$13,094	10	$1,049	11	$4,110	(1)
Mathew Kirschner	5	$13,085	7	$8,696	0	$0

*	Other accounts managed data as of September 30, 2020.
(1)	Two “Other Accounts”, with total assets of $118.8 million as of September 30, 2020, are subject to performance based fees.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS

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